                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     Form 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934




Date of Report (Date of earliest event reported)    April 21, 1994


                               PPG INDUSTRIES,INC.
           (Exact name of registrant as specified in its charter)



Pennsylvania                        1-1687          25-0730780
    (State or other             (Commission       (I.R.S. Employer
     jurisdiction               File Number)      Identification No.)
     of incorporation)



One PPG Place, Pittsburgh, Pennsylvania           15272
    (Address of principal executive offices)    (Zip Code)




Registrant's telephone number, including area code  (412) 434-3131




                                  Not Applicable
      (Former name or former address, if changed since last report.)

Item 5.       Other Events

          On April 21, 1994, the Registrant's Board of Directors raised the Registrant's quarterly dividend on its common stock, par value $1.66 2/3 per share (the "Common Stock") to 56 cents per share from 54 cents per share and approved a two-for-one Common Stock split in the form of a 100 percent stock distribution. The increased dividend and stock distribution are payable June 10, 1994 to shareholders of record May 10, 1994. With the stock split the new quarterly Common Stock dividend will be 28 cents per share.





                                SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PPG INDUSTRIES, INC.
                                                 (Registrant)



                                             /s/ W. H. Hernandez
                                             W. H. Hernandez
                                             Vice President and Controller


Date:  April 21, 1994